                                                                  EXHIBIT 10.119

                    Equipment Schedule No. 3
                    Dated as of 7-11-00
                    To Master Lease Agreement dated March 10, 2000

                                                       Acceptance Date 7-17-2000
                                                     Commencement Date 8-17-2000

Equipment Schedule to MASTER LEASE AGREEMENT dated as of March 10, 2000 between

The CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor and Ready Mix, Inc.,

____________________________________________________________________ as Lessee.

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

1.  EQUIPMENT DESCRIPTION:

Quantity  Manufacturer  Model/Feature   Serial Number  Description Cost Per Unit
--------  ------------  -------------   -------------  ----------- -------------

SEE SCHEDULE "A" CONSISTING OF "2" PAGES ATTACHED HERETO AND MADE A PART HEREOF, FOR EQUIPMENT DESCRIPTIONS

2.  LESSOR'S AGGREGATE COST OF EQUIPMENT. $2,134,390.00.

3.  EQUIPMENT LOCATION 109 Delhi North Las Vegas  NV 89030.

4.  ACCEPTANCE:

    Lessee confirms that (a) the Equipment described herein has been delivered to it in good working order and condition, and has been inspected and accepted by Lessee as of the Acceptance Date set forth above, (b) no Event of Default exists, (c) no Event of Default will be caused by the execution of this Schedule, (d) all Lessee's representations and warranties are true and correct, and (e) the terms and provisions of the Master Lease are hereby incorporated by reference and reaffirmed.

5. LEASE TERM.

    a. Interim Lease Term. The interim term of the lease of the Equipment shall commence on the Acceptance Date and shall continue until the commencement of the Primary Lease Term defined below.

    b. Primary Lease Term. The primary term of the lease of Equipment shall commence on the Commencement Date and shall continue for a term of 60 months from such Commencement Date.

6. RENT PAYMENTS.

    a. Interim Rent. The rent for each item of Equipment during the Interim Lease Term shall be an amount equal to 1/30th of the Primary Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Commencement Date which amount shall be payable on the Commencement Date.
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    b.  Primary Rent. The rent for each item of Equipment during the Primary
        Lease Term shall consist of 60 payments of $34,723.06, payable monthly commencing on the Commencement Date and a like sum on the same day of each month thereafter.


7.   STIPULATED LOSS VALUES.

     The Stipulated Loss Values, expressed as a percentage of Lessor's cost of the Equipment, are set forth in Exhibit A attached hereto. The Stipulated Loss Value with respect to any item of Equipment as of any rent payment date shall be an amount determined by multiplying Lessor's cost of the item by the applicable percentage set forth on Exhibit A. Any Stipulated Loss Value determined as of a date after the final rent payment date will be determined by using the percentage for the final rent payment date.

8. RETURN, OPERATION, MAINTENANCE, ADDITIONS. The return, operation, maintenance and additions provisions applicable to the Equipment are set forth in Rider A attached hereto.

9.   DEPRECIATION TAX ASSUMPTIONS. Equipment has a recovery period of 5 years.

10.  TRAC PERCENTAGE. 30.00%.

11. NONREFUNDABLE PROCESSING/ORIGINATION FEE payable to The CIT Group/Equipment Financing, Inc. $0.00

12.  ADDITIONAL PROVISIONS:

Year 2000. The Lessee shall take all action necessary to assure that its computer-based systems are able to effectively process data including dates and date sensitive functions. The Lessee represents and warrants that the Year 2000 problem (that is, the inability of certain computer applications to recognize and correctly perform properly date-sensitive functions involving certain dates prior to and after December 31, 1999) will not result in a material adverse effect on the Lessee's business condition or ability to perform hereunder. Upon request, the Lessee shall provide assurance acceptable to the Lessor that the Lessee's computer systems and software are or will be Year 2000 compliant on a timely basis. The Lessee shall immediately advise Lessor in writing of any material changes in the Lessee's Year 2000 plan, timetable or budget.

IN WITNESS WHEREOF, this Equipment Schedule has been signed as of the date set forth above.

Lessee:


Ready Mix, Inc.
----------------------------------------------------------
By /s/ Kenneth D. Nelson       Title    Vice President
   -------------------------        ----------------------

KENNETH D. NELSON
----------------------------------------------------------
Print or Type Name

Lessor:

The CIT Group/Equipment Financing, Inc.
-----------------------------------------------------------
By /s/ Heather Meheut          Title    Agent
   -------------------------        ----------------------

    HEATHER MEHEUT
-----------------------------------------------------------
Print or Type Name

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                                 SCHEDULE "A"

Attached to and made a part of Equipment Schedule No. 3 dated 7-11-2000 a part of Master Lease dated March 10, 2000, between Ready Mix, Inc. as Lessee and The CIT Group/Equipment Financing, Inc. as Lessor

 .  One (1) 2000 IHC Model 5500I Truck VIN # 1HTXLAHT0YJ004990, with 11.0 Yard
   Bridgemaster V Mixer S/N 56643-15728

 .  One (1) 2000 IHC Model 5500I Truck VIN # 1HTXLAHT2YJ004991, with 11.0 Yard
   Bridgemaster V Mixer S/N 56713-15769

 .  One (1) 2000 IHC Model 5500I Truck VIN # 1HTXLAHT8YJ004994; with 11.0 Yard
   Bridgemaster V Mixer S/N 56807-15824

 .  One (1) 2000 IHC Model 5500I Truck VIN # 1HTXLAHT6YJ004993, with 11.0 Yard
   Bridgemaster V Mixer S/N 57160-16026

 .  One (1) 2001 IHC Model 5500I Truck VIN # 1HTXLAHT21J005550, with 11.0 Yard
   Bridgemaster V Mixer S/N 57276-16094

 .  One (1) 2001 IHC Model 5500I Truck VIN # 1HTXLAHT71J00S415, with 11.0 Yard
   Bridgemaster V Mixer S/N 57279-16097

 .  One (1) 2001 IHC Model 5500I Truck VIN # 1HTXLAHT91J005416, with 11.0 Yard
   Bridgemaster V Mixer S/N 57291-16100

 .  One (1) 2001 IHC Model 5500I Truck VIN # 1HTXLAHT91J005490, with 11.0 Yard
   Bridgemaster V Mixer S/N 57414-16173

 .  One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X7YR858912, with 11.0
   Yard Bridgemaster V Mixer S/N 57216-16057

 .  One (1) 2000 Kenworth Truck Model W900 VIN # INKL00X9YR858913, with 11.0 Yard
   Bridgemaster V Mixer S/N 57249-16077

 .  One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X0YR858914, with 11.0
   Yard Bridgemaster V Mixer S/N 57273-16091

 .  One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X8YR858918, with 11.0
   Yard Bridgemaster V Mixer 57272-16090

 .  One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X4YS854275, with 11.0
   Yard Bridgemaster V Mixer S/N 57296-16104

 .  One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X2YS854274, with 11.0
   Yard Bridgemaster V Mixer S/N 57321-16119
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 .    One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X6YS854276, with 11.0
     Yard Bridgemaster V Mixer S/N 57297-16105

 .    One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00XXYS854278, with 11.0
     Yard Bridgemaster V Mixer S/N 57331-16127

 .    One (1) 2000 Kenworth Truck Model W900 VIN # 1NKWL00X3YR858910, with 11.0
     Yard Bridgemaster V Mixer S/N 57342-16133

     All of the above to include tires, wheels, additions, substitutions, attachments, replacements and Accessions thereof, plus the proceeds of all the foregoing.

     Lessee:                           Lessor
     Ready Mix, Inc.                   The CIT Group/Equipment Financing, Inc.

     By:  /s/ Kenneth D. Nelson        By:  /s/ Heather Meheut
         ------------------------          -----------------------------------
     Title: VICE PRESIDENT             Title: AGENT
            ---------------------            ---------------------------------